UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2005

First M & F Corporation

(Exact name of registrant as specified in its charter)

Mississippi	0-9424	64-0636653

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

134 West Washington Street, Kosciusko, MS		39090

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (662) 289-5121

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 Other Events

          On May 12, 2005, First M & F Corporation issued a press release reporting the conclusion of a stock repurchase program approved in April, 2004 and the commencement of a new stock repurchase program spanning from May, 2005 through May, 2006.

(c)	Exhibits

	Exhibit No.	Description

	99.1	Press Release dated May 12, 2005

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST M & F CORPORATION

Date: May 12, 2005
/s/ SCOTT M. WIGGERS

	Name:	Scott M. Wiggers
	Title:	President & Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release dated May 12, 2005